                                AMENDMENT NO. 12
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS C SHARES)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective April 29, 2005, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Global Real Estate Fund, AIM Moderate Growth Allocation Fund and AIM Moderately Conservative Allocation Fund and to change the name of AIM Aggressive Allocation Fund to AIM Growth Allocation Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

AIM COMBINATION STOCK & BOND FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Core Stock Fund                                 0.75%     0.25%     1.00%
AIM Total Return Fund                               0.75%     0.25%     1.00%

AIM COUNSELOR SERIES TRUST

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Advantage Health Sciences Fund                  0.75%     0.25%      1.00%
AIM Multi-Sector Fund                               0.75%     0.25%      1.00%

AIM EQUITY FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Aggressive Growth Fund                          0.75%     0.25%      1.00%
AIM Blue Chip Fund                                  0.75%     0.25%      1.00%

AIM Capital Development Fund                        0.75%     0.25%      1.00%
AIM Charter Fund                                    0.75%     0.25%      1.00%
AIM Constellation Fund                              0.75%     0.25%      1.00%
AIM Dent Demographic Trends Fund                    0.75%     0.25%      1.00%
AIM Diversified Dividend Fund                       0.75%     0.25%      1.00%
AIM Emerging Growth Fund                            0.75%     0.25%      1.00%
AIM Large Cap Basic Value Fund                      0.75%     0.25%      1.00%
AIM Large Cap Growth Fund                           0.75%     0.25%      1.00%
AIM Mid Cap Growth Fund                             0.75%     0.25%      1.00%
AIM Select Basic Value Fund                         0.75%     0.25%      1.00%
AIM Weingarten Fund                                 0.75%     0.25%      1.00%

AIM FUNDS GROUP

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Balanced Fund                                   0.75%     0.25%      1.00%
AIM Basic Balanced Fund                             0.75%     0.25%      1.00%
AIM European Small Company Fund                     0.75%     0.25%      1.00%
AIM Global Value Fund                               0.75%     0.25%      1.00%
AIM International Small Company Fund                0.75%     0.25%      1.00%
AIM Mid Cap Basic Value Fund                        0.75%     0.25%      1.00%
AIM Premier Equity Fund                             0.75%     0.25%      1.00%
AIM Select Equity Fund                              0.75%     0.25%      1.00%
AIM Small Cap Equity Fund                           0.75%     0.25%      1.00%

AIM GROWTH SERIES

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Basic Value Fund                                0.75%     0.25%      1.00%
AIM Conservative Allocation Fund                    0.75%     0.25%      1.00%
AIM Global Equity Fund                              0.75%     0.25%      1.00%
AIM Growth Allocation Fund                          0.75%     0.25%      1.00%
AIM Mid Cap Core Equity Fund                        0.75%     0.25%      1.00%
AIM Moderate Allocation Fund                        0.75%     0.25%      1.00%
AIM Moderate Growth Allocation Fund                 0.75%     0.25%      1.00%
AIM Moderately Conservative Allocation Fund         0.75%     0.25%      1.00%
AIM Small Cap Growth Fund                           0.75%     0.25%      1.00%

AIM INTERNATIONAL MUTUAL FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Asia Pacific Growth Fund                        0.75%     0.25%      1.00%
AIM European Growth Fund                            0.75%     0.25%      1.00%
AIM Global Aggressive Growth Fund                   0.75%     0.25%      1.00%
AIM Global Growth Fund                              0.75%     0.25%      1.00%
AIM International Core Equity Fund                  0.75%     0.25%      1.00%

AIM International Growth Fund                       0.75%     0.25%      1.00%

AIM INVESTMENT FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Developing Markets Fund                         0.75%     0.25%      1.00%
AIM Global Health Care Fund                         0.75%     0.25%      1.00%
AIM Libra Fund                                      0.75%     0.25%      1.00%
AIM Trimark Endeavor Fund                           0.75%     0.25%      1.00%
AIM Trimark Fund                                    0.75%     0.25%      1.00%
AIM Trimark Small Companies Fund                    0.75%     0.25%      1.00%

AIM INVESTMENT SECURITIES FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Global Real Estate Fund                         0.75%     0.25%      1.00%
AIM High Yield Fund                                 0.75%     0.25%      1.00%
AIM Income Fund                                     0.75%     0.25%      1.00%
AIM Intermediate Government Fund                    0.75%     0.25%      1.00%
AIM Money Market Fund                               0.75%     0.25%      1.00%
AIM Municipal Bond Fund                             0.75%     0.25%      1.00%
AIM Real Estate Fund                                0.75%     0.25%      1.00%
AIM Short Term Bond Fund                            0.75%     0.25%      1.00%
AIM Total Return Bond Fund                          0.75%     0.25%      1.00%

AIM SECTOR FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Energy Fund                                     0.75%     0.25%      1.00%
AIM Financial Services Fund                         0.75%     0.25%      1.00%
AIM Gold & Precious Metals Fund                     0.75%     0.25%      1.00%
AIM Health Sciences Fund                            0.75%     0.25%      1.00%
AIM Leisure Fund                                    0.75%     0.25%      1.00%
AIM Technology Fund                                 0.75%     0.25%      1.00%
AIM Utilities Fund                                  0.75%     0.25%      1.00%

AIM SPECIAL OPPORTUNITIES FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Opportunities I Fund                            0.75%     0.25%      1.00%
AIM Opportunities II Fund                           0.75%     0.25%      1.00%
AIM Opportunities III Fund                          0.75%     0.25%      1.00%

AIM STOCK FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM Dynamics Fund                                   0.75%     0.25%      1.00%
AIM Mid Cap Stock Fund                              0.75%     0.25%      1.00%
AIM Small Company Growth Fund                       0.75%     0.25%      1.00%

AIM TAX-EXEMPT FUNDS

                                                   MAXIMUM
                                                    ASSET
                                                    BASED    MAXIMUM    MAXIMUM
                                                    SALES    SERVICE   AGGREGATE
PORTFOLIO - CLASS C SHARES                          CHARGE     FEE        FEE
--------------------------                         -------   -------   ---------
AIM High Income Municipal Fund                      0.75%     0.25%      1.00%

* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated: April 29, 2005